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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                                 AMENDMENT NO. 1

                             ----------------------


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 1998
                                                        ------------------

                          ASTORIA FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                        0-22228                 11-3170868
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(State or other jurisdiction of  (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)



One Astoria Federal Plaza, Lake Success, New York            11042-1085
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:    (516) 327-3000
                                                       --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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         The Registrant hereby amends the items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated September 30, 1998 and filed on October 5, 1998 as set forth herein.

ITEM 7.                    FINANCIAL STATEMENTS AND EXHIBITS

(a)(1) The following documents have been filed on December 29, 1997 with the Securities and Exchange Commission (the "Commission") by Long Island Bancorp, Inc. as part of Long Island Bancorp, Inc.'s Annual Report on Form 10-K for the year ended September 30, 1997 pursuant to the Securities Exchange Act of 1934, as amended, and are incorporated by reference in this Form 8-K/A:

         a) Consolidated Statements of Financial Condition as of September 30, 1997 and 1996;

         b) Consolidated Statements of Income for the Years Ended September 30, 1997, 1996 and 1995;

         c) Consolidated Statements of Changes in Stockholders' Equity for the Years Ended September 30, 1997, 1996 and 1995;

         d) Consolidated Statements of Cash Flows for the Years Ended September 30, 1997, 1996 and 1995;

         e)       Notes to Consolidated Financial Statements;

         f)       Independent Auditors' Report dated as of October 21, 1997.

(a)(2) The following unaudited consolidated financial statements as of and for the nine months ended September 30, 1998 of Long Island Bancorp, Inc. and Subsidiary are attached hereto as Exhibit No. 99.2 and are incorporated herein by reference:

         a) Consolidated Statement of Financial Condition as of September 30, 1998.

         b) Consolidated Statements of Operations for the nine months ended September 30, 1998 and 1997.

         c) Consolidated Statements of Cash Flows for the nine months ended September 30, 1998 and 1997.

         d)       Notes to Consolidated Financial Statements.

(b) The pro forma financial information that is required pursuant to Article 11 of Regulation S-X is attached hereto as Exhibit No. 99.3 and is incorporated herein by reference.

(c)      Exhibits:

         Exhibit No.                                       Description

         2.1 Agreement and Plan of Merger, dated as of the 2nd day of April 1998, by and between Astoria Financial Corporation and Long Island Bancorp, Inc., as amended. *

         23.1 Consent of Independent Certified Public Accountants dated as of December 10, 1998.

         99.1     Press Release issued on October 1, 1998. **

         99.2 Long Island Bancorp, Inc. and Subsidiary Unaudited Consolidated Financial Statements as of September 30, 1998 and for the nine months ended September 30, 1998 and 1997.

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         99.3     Astoria Financial Corporation and Subsidiary and Long Island
                  Bancorp, Inc. and Subsidiary, Unaudited Pro Forma Combined Condensed Consolidated Statement of Financial Condition as of September 30, 1998 and Statements of Operations for the Nine Months Ended September 30, 1998 and for the Year Ended December 31, 1997 and related notes.

       * This exhibit has been previously filed by the Registrant with the Form S-4 (Registration No. 333-58897) filed by Astoria Financial Corporation on July 14, 1998, and is incorporated herein by reference.

       ** This exhibit has been previously filed by the Registrant with the Form 8-K filed by Astoria Financial Corporation on October 5, 1998, and is incorporated herein by reference.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           ASTORIA FINANCIAL CORPORATION




                                           /s/ Monte N. Redman
                                           ------------------------------
                                           Monte N. Redman
                                           Executive Vice President
                                           and Chief Financial Officer
                                           (Principal Accounting Officer)


Dated:   December 11, 1998
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                                  Exhibit Index


         Exhibit No.                                       Description

         2.1 Agreement and Plan of Merger, dated as of the 2nd day of April 1998, by and between Astoria Financial Corporation and Long Island Bancorp, Inc., as amended.*

         23.1 Consent of Independent Certified Public Accountants dated as of December 10, 1998.

         99.1     Press Release issued on October 1, 1998.**

         99.2 Long Island Bancorp, Inc. and Subsidiary Unaudited Consolidated Financial Statements as of September 30, 1998 and for the nine months ended September 30, 1998 and 1997.

         99.3 Astoria Financial Corporation and Subsidiary and Long Island Bancorp, Inc. and Subsidiary, Unaudited Pro Forma Combined Condensed Consolidated Statement of Financial Condition as of September 30, 1998 and Statements of Operations for the Nine Months Ended September 30, 1998 and for the Year Ended December 31, 1997 and related notes.



       * This exhibit has been previously filed by the Registrant with the Form S-4 Amendment No. 1 (Registration No. 333-58897) filed by Astoria Financial Corporation on July 14, 1998, and is incorporated herein reference.

       ** This exhibit has been previously filed by the Registrant with the Form 8-K filed by Astoria Financial Corporation on October 5, 1998, and is incorporated herein by reference.





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